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                          Hyperion Partners II L.P.
                          50 Charles Lindbergh Blvd.
                                  Suite 500
                          Uniondale, New York  11553





                                                   February 16, 1996

Transworld Home HealthCare, Inc.
11 Skyline Drive
Hawthorne, New York  10532


Gentlemen:

        Reference is made to the $10,000,000 Subordinated Note dated
January 10, 1996, made by Transworld Home HealthCare, Inc. in favor of Hyperion Partners II L.P..

        This will confirm our agreement that Section 2.2 of the Subordinated Note shall be amended and restated to read in its entirety as set forth in Exhibit A hereto.

        Except as amended hereby the Subordinated Note is, and shall remain, in full force and effect.

                                       Very truly yours,

                                       Hyperion Partners II L.P.

                                       By:  Hyperion Ventures II L.P.,
                                            its general partner

                                       By:  Hyperion Funding II Corp.,
                                            its general partner

                                            By: /s/ Scott A. Shay
                                               ------------------------------
                                               Name: Scott A. Shay
                                                    -------------------------
                                               Title: Executive Vice President
                                                     -------------------------

Accepted and Agreed to:

Transworld Home HealthCare, Inc.



By: /s/ Wayne A. Palladino
   ------------------------------
   Name: Wayne A. Palladino
        -------------------------
   Title: Chief Financial Officer
         ------------------------
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                                                                   Exhibit A



                2.2 Mandatory Prepayment. If the Company shall complete any equity financings, or, to the extent approved by the agent for the holders of the Senior Debt, any debt financings or refinancings the proceeds of which debt financing or refinancing are not needed to meet working capital requirements of the Company or to fund the day-to-day operations of the Company (each such equity financing and debt financing and refinancing is sometimes hereinafter referred to as a "Section 2.2 Financing"), the Company shall, immediately upon receipt of proceeds from each such financing or refinancing, make or cause to be made a mandatory prepayment of this Note in an amount equal to 100% of the net proceeds, without premium or penalty. Any mandatory prepayments shall be applied first to interest and the remainder to principal.